UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 21, 2007

                             BCAP LLC Trust 2007-AA5
--------------------------------------------------------------------------------
                         (Exact name of issuing entity)

                                    BCAP LLC
--------------------------------------------------------------------------------
              (Exact name of depositor as specified in its charter)

                                Barclays Bank PLC
--------------------------------------------------------------------------------
               (Exact name of sponsor as specified in its charter)

          Delaware                    333-140720-07               20-3375999
--------------------------------------------------------------------------------
(State or other jurisdiction     (Commission File Number        (IRS Employer
      of incorporation             of issuing entity)         Identification No.
       of depositor)                                            of depositor)

         200 Park Avenue, New York, New York                     10166
--------------------------------------------------------------------------------
(Address of principal executive offices of depositor)   (Zip Code of depositor)

Depositor's telephone number, including area code (212) 412-4000

                                 Not Applicable
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

      On September 21, 2007, BCAP LLC (the "Depositor") caused the issuance of the BCAP LLC Trust 2007-AA5 Mortgage Pass-Through Certificates, Series 2007-AA5 (the "Certificates"). The Certificates were issued pursuant to a Pooling and Servicing Agreement, dated as of September 1, 2007 (the "Pooling and Servicing Agreement"), by and between the Depositor, as depositor, Wells Fargo Bank, National Association, as master servicer, securities administrator and custodian, and HSBC Bank USA, National Association, as trustee. The Class A-1, Class A-2, Class A-3, Class M-1, Class M-2, Class M-3, Class M-4 and Class M-5 Certificates, having an aggregate initial principal amount of approximately $267,487,000, were sold to Barclays Capital Inc. (the "Underwriter"), pursuant to an Underwriting Agreement, dated as of September 21, 2007, by and between the Depositor and the Underwriter.

      The Class R and Class CE Certificates were sold by the Depositor to Barclays Capital Inc. and Barclays Oversight Management Inc., respectively, in a transaction exempt from registration under the Securities Act of 1933, as amended, pursuant to Section 4(2) of that Act. The net proceeds from the sale of these certificates were applied by the Depositor toward the purchase of the mortgage loans constituting the pool assets.

      Attached as exhibits are certain agreements that were executed and delivered in connection with the issuance of the Certificates.

Item 9.01. Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibits

Exhibit 1 Underwriting Agreement, dated September 21, 2007, by and between the Depositor, as depositor, and Barclays Capital Inc., as underwriter.

Exhibit 4 Pooling and Servicing Agreement, dated as of September 1, 2007, by and among the Depositor, as depositor, Wells Fargo Bank, National Association, as master servicer, securities administrator and custodian, and HSBC Bank USA, National Association, as trustee.

Exhibit 10.1 Assignment and Recognition Agreement, dated as of September 21, 2007, among Barclays Bank PLC, the Depositor, Countrywide Home Loans Servicing LP, Countrywide Home Loans Inc., Wells Fargo Bank, National Association and HSBC Bank USA, National Association, as trustee (included as part of Exhibit L to Exhibit 4).

Exhibit 10.2 Assignment and Recognition Agreement, dated as of September 21, 2007, among Sutton Funding LLC, the Depositor, Countrywide Home Loans Servicing LP, Countrywide Home Loans Inc., Wells Fargo Bank, National Association and HSBC Bank USA, National Association, as trustee (included as part of Exhibit L to Exhibit 4).

Exhibit 10.3 Master Mortgage Loan Purchase Agreement, dated as of August 30, 2006, between Barclays Bank PLC, as purchaser, and Countrywide Home Loans, Inc., as original loan seller (included as part of Exhibit M-1 to Exhibit 4).

Exhibit 10.4 Master Mortgage Loan Purchase Agreement, dated as of February 26, 2007, between Sutton Funding LLC, as purchaser, and Countrywide Home Loans, Inc., as original loan seller (included as part of Exhibit M-1 to Exhibit 4).

Exhibit 10.5 Servicing Agreement, dated as of August 30, 2006, between Barclays Bank PLC, as purchaser, and Countrywide Home Loans, Inc., as servicer (included as part of Exhibit M-2 to Exhibit
                  4).

Exhibit 10.6 Servicing Agreement, dated as of February 26, 2007, between Sutton Funding LLC, as purchaser, and Countrywide Home Loans, Inc., as servicer (included as part of Exhibit M-2 to Exhibit
                  4).

Exhibit 10.7 Amendment Reg AB to the Master Mortgage Loan Purchase Agreement and the Servicing Agreement, each dated as of August 30, 2006, each between Barclays Bank PLC and Countrywide Home Loans, Inc. (included as part of Exhibit M-3 to Exhibit 4).

Exhibit 10.8 Amendment Reg AB to the Master Mortgage Loan Purchase Agreement and the Servicing Agreement, each dated as of February 26, 2007, each between Countrywide Home Loans, Inc. and Sutton Funding LLC (included as part of Exhibit M-3 to
                  Exhibit 4).

Exhibit 10.9 Interest Rate Swap Agreement, dated as of September 21, 2007, between Barclays Bank PLC, as swap provider, and Wells Fargo, as securities administrator, on behalf of BCAP LLC Trust 2007-AA5 (the "Trust") (included as part of Exhibit N to
                  Exhibit 4).

Exhibit 10.10 Interest Rate Cap Agreement, dated as of September 21, 2007, between Barclays Bank PLC, as swap provider, and Wells Fargo, as securities administrator, on behalf of the Trust (included as part of Exhibit N to Exhibit 4).

Exhibit 10.11 Representation Letter, dated September 19, 2007, by and between Barclays Bank PLC and the Depositor (included as Exhibit T to Exhibit 4).

            Pursuant to the requirements of the Securities Exchange Act of 1934, the depositor has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: October 10, 2007          BCAP LLC


                                By:   /s/ Tom Hamilton
                                   --------------------------------------------
                                   Name:  Tom Hamilton
                                   Title: President and Chief Executive Officer

                                INDEX TO EXHIBITS

Item 601(a) of
Regulation S-K                                                     Paper (P) or
Exhibit No.       Description                                     Electronic (E)
--------------    -----------                                     --------------

1                 Underwriting Agreement, dated September               (E)
                  21, 2007, by and between the Depositor, as depositor, and Barclays Capital Inc., as underwriter.

4                 Pooling and Servicing Agreement, dated as             (E)
                  of September 1, 2007, by and among the
                  Depositor, as depositor, Wells Fargo Bank,
                  National Association, as master servicer, securities administrator and custodian, and HSBC Bank USA, National Association, as trustee.

10.1              Assignment and Recognition Agreement,                 (E)
                  dated as of September 21, 2007, among
                  Barclays Bank PLC, the Depositor,
                  Countrywide Home Loans Servicing LP,
                  Countrywide Home Loans Inc., Wells Fargo
                  Bank, National Association and HSBC Bank
                  USA, National Association, as trustee
                  (included as part of Exhibit L to Exhibit
                  4).

10.2              Assignment and Recognition Agreement,                 (E)
                  dated as of September 21, 2007, among
                  Sutton Funding LLC, the Depositor,
                  Countrywide Home Loans Servicing LP,
                  Countrywide Home Loans Inc., Wells Fargo
                  Bank, National Association and HSBC Bank
                  USA, National Association, as trustee
                  (included as part of Exhibit L to Exhibit
                  4).

10.3              Master Mortgage Loan Purchase Agreement,              (E)
                  dated as of August 30, 2006, between
                  Barclays Bank PLC, as purchaser, and
                  Countrywide Home Loans, Inc., as original loan seller (included as part of Exhibit
                  M-1 to Exhibit 4).

10.4              Master Mortgage Loan Purchase Agreement,              (E)
                  dated as of February 26, 2007, between
                  Sutton Funding LLC, as purchaser, and
                  Countrywide Home Loans, Inc., as original loan seller (included as part of Exhibit
                  M-1 to Exhibit 4).

10.5              Servicing Agreement, dated as of August               (E)
                  30, 2006, between Barclays Bank PLC, as
                  purchaser, and Countrywide Home Loans,
                  Inc., as servicer (included as part of
                  Exhibit M-2 to Exhibit 4).

10.6              Servicing Agreement, dated as of February             (E)
                  26, 2007, between Sutton Funding LLC, as purchaser, and Countrywide Home Loans,
                  Inc., as servicer (included as part of
                  Exhibit M-2 to Exhibit 4).

10.7              Amendment Reg AB to the Master Mortgage               (E)
                  Loan Purchase Agreement and the Servicing
                  Agreement, each dated as of August 30,
                  2006, each between Barclays Bank PLC and
                  Countrywide Home Loans, Inc. (included as part of Exhibit M-3 to Exhibit 4).

10.8              Amendment Reg AB to the Master Mortgage               (E)
                  Loan Purchase Agreement and the Servicing
                  Agreement, each dated as of February 26, 2007, each between Countrywide Home Loans,
                  Inc. and Sutton Funding LLC (included as part of Exhibit M-3 to Exhibit 4).

10.9              Interest Rate Swap Agreement, dated as of             (E)
                  September 21, 2007, between Barclays Bank
                  PLC, as swap provider, and Wells Fargo, as securities administrator, on behalf of
                  BCAP LLC Trust 2007-AA5 (the "Trust")
                  (included as part of Exhibit N to Exhibit
                  4).

10.10             Interest Rate Cap Agreement, dated as of              (E)
                  September 21, 2007, between Barclays Bank
                  PLC, as swap provider, and Wells Fargo, as securities administrator, on behalf of the Trust (included as part of Exhibit N to Exhibit 4).

10.11             Representation Letter, dated September 19,            (E)
                  2007, by and between Barclays Bank PLC and the Depositor (included as Exhibit T to
                  Exhibit 4).